EXHIBIT 99.2 -- Certification of Chief Financial Officer






               CERTIFICATION PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Australian-Canadian Oil Royalties Ltd. (the "Company"), on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Robert Kamon, the Chief Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condi tion and results of operations of the Company.


Dated:   April 14, 2003



/s/ Robert Kamon
Robert Kamon
Chief Financial Officer

























                            Exhibit 99.2